EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Mark Andrews, the Chairman and Chief Executive Officer of Castle Brands Inc. (the “Registrant”) and Keith A. Bellinger, the President and Chief Operating Officer of the Registrant, each hereby certifies that:

1. The Registrant’s Annual Report on Form 10-K for the period ended March 31, 2006, (the “Periodic Report”), fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: June 29, 2006

/s/ Mark Andrews Mark Andrews Chairman and Chief Executive Officer (Principal Executive Officer)	/s/ Keith A. Bellinger Keith A. Bellinger President and Chief Operating Officer (Principal Financial Officer)